Statement of Additional Information (SAI) Supplement — Dec. 15, 2011*

For the SAI dated November 29, 2011 for the following fund:

Columbia Strategic Allocation Fund

Effective December 15, 2011, the information in “Table 19. Portfolio Managers” for the above mentioned fund is hereby superseded and replaced with the following:

Information provided as of September 30, 2011, unless otherwise noted.

Table 19.    Portfolio Managers

Fund	Portfolio Manager	Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
		Number and type of account(a)	Approximate Total Net Assets	Performance Based Accounts(b)
For funds with fiscal period ending September 30
Columbia Strategic Allocation	Anwiti Bahugana	19 RICs 29 PIVs 13 other accounts	$5.91 billion $4.29 billion $223.0 million	None	None	(2)	(21)
	Fred Copper(c)	5 RICs 2 PIVs 9 other accounts	$1.96 billion $385.1 million $40.87 million	None	None
	Marie Schofield	19 RICs 29 PIVs 15 other accounts	$5.91 billion $4.29 billion $223.0 million	None	None
	Colin Moore	23 RICs 26 PIVs 21 other accounts	$9.8 billion $2.4 billion $239.0 million	None	None	(2)	(14)

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(b)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	The portfolio manager began managing the fund effective Dec. 15, 2011; reporting information is provided as of Sept. 30, 2011.

The rest of this section remains the same.

S-6500-45 A (12/11)

*	Valid until next update